Execution Version
    First Amendment to Credit Agreement

This First Amendment to Credit Agreement (this “First Amendment”) dated as of September 24, 2021, is among Independence Energy Finance LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this First Amendment refer to sections, exhibits and schedules of the Credit Agreement. In addition, as used in this First Amendment, each of the following terms shall have the meaning set forth below:
“Contango” means Contango Oil & Gas Company, a Texas corporation.
“Contango Acquisition” means the acquisition by the Borrower of L Merger Sub, the successor by merger to Contango, pursuant to the terms and conditions of the Contango Transaction Agreement.
“Contango Credit Parties” means, collectively, L Merger Sub, Contango Operators Inc., Contaro Company, Contango Midstream Company, Contango Alta Investments, Inc., Contango Resources, Inc., Michael Merger Sub LLC, Mid-Con Energy Properties, LLC, Mid-Con Energy GP, LLC and Mid-Con Energy Finance Corporation.
“Contango Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower and its Restricted Subsidiaries pursuant to the Contango Transaction Agreement.
“Contango Reserve Reports” means, collectively, the reserve reports prepared as of July 1, 2021 with respect to the Contango Properties.
“Contango Transaction Agreement” means that certain Transaction Agreement, dated as of June 7, 2021, by and among Contango, Independence Energy LLC, a

LEGAL_US_W # 109188563.8

Delaware limited liability company, IE PubCo Inc., a Delaware corporation, OpCo, IE C Merger Sub Inc., a Delaware corporation and L Merger Sub.
“First Amendment Reserve Reports” shall mean, collectively, (i) the reserve reports of the Credit Parties, prepared internally by the petroleum engineers of the Credit Parties, with respect to the Oil and Gas Properties of the Credit Parties (other than the Contango Credit Parties) as of July 1, 2021 and (ii) the Contango Reserve Reports.
“L Merger Sub” means IE L Merger Sub LLC, a Delaware limited liability company.
“OpCo” means IE OpCo LLC, a Delaware limited liability company.
Section 2.Amendments to Credit Agreement on First Amendment Signing Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Signing Date in the manner provided in this Section 2.
2.1Amendments to Section 1.02.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1)    for purposes of clauses (a)(1) and (b) of the definition of “Benchmark Replacement,” an amount equal to (A) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, (B) 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration and (C) 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration;
(2)    for purposes of clause (a)(2) of the definition of “Benchmark Replacement,” an amount equal to 0.26161% (26.161 basis points); and
(3)    for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

(b)The following definition is hereby added where alphabetically appropriate to read as follows:
“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of September 24, 2021, among the Borrower, the Administrative Agent and the Lenders party thereto.
(c)The definition of “ISDA Definitions” is hereby deleted.
2.2Amendment to Section 2.14(e). Section 2.14(e) is hereby amended and restated in its entirety to read as follows:
(e)    Reduction of Borrowing Base Upon Incurrence of Permitted Junior Lien Debt and/or Permitted Additional Debt. Upon the issuance or incurrence of any Permitted Junior Lien Debt and/or Permitted Additional Debt in accordance with Section 10.1(o) (other than (x) Permitted Additional Debt or Permitted Junior Lien Debt incurred on or after September 24, 2021, in an aggregate principal amount up to $300,000,000 and (y) Permitted Junior Lien Debt or Permitted Additional Debt constituting Permitted Refinancing Indebtedness incurred to Refinance such Indebtedness), unless otherwise determined by the Required Lenders, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt or Permitted Junior Lien Debt, as applicable, (without regard to any original issue discount), and the Borrowing Base as so reduced shall become the new Borrowing Base one Business Day after such issuance or incurrence, effective and applicable to the Borrower, the Administrative Agent, the Letter of Credit Issuers and the Lenders on such date until the next redetermination or modification thereof hereunder.
2.3Amendment to Section 2.18(a)(i). Section 2.18(a)(i) is hereby amended by adding the following new sentence at the end thereof: “If an Unadjusted Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.”
Section 3.Conditions Precedent to First Amendment Signing Date. Section 2 of this First Amendment shall become effective on the date (such date, the “First Amendment Signing Date”) on which the Administrative Agent shall have received from each Lender and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
Section 4.    Initial Increase of Elected Commitments.
4.1Initial Increase. The Borrower has informed the Lenders that it desires to increase the Aggregate Elected Commitments on the Initial ECA Increase Effective Date (as defined below) to an amount equal to either $600,000,000, $650,000,000 or $700,000,000. Subject to the conditions precedent contained in Section 4.2, each of the Lenders hereby agrees to increase its Elected Commitment Amount on the Initial ECA Increase Effective Date as follows: (a) if the Initial ECA Increase Notice (as defined below) specifies an Aggregate Elected Commitment Amount equal to $600,000,000, each Lender’s Elected Commitment Amount on the Initial ECA Increase Effective Date shall be the Elected Commitment Amount specified for such Lender on Exhibit A to this First Amendment; (b) if the Initial ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $650,000,000, each Lender’s Elected Commitment Amount on the Initial ECA Increase Effective Date shall be the Elected Commitment Amount specified for such Lender on Exhibit B to this First Amendment; or (c) if the Initial ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $700,000,000, each Lender’s Elected Commitment Amount on the Initial ECA Increase Effective Date shall be the Elected Commitment Amount specified for such Lender on Exhibit C to this First Amendment. This First Amendment shall constitute an Incremental Agreement with respect to the increase of the Elected Commitment Amounts set forth in this Section 4.1.
4.2Conditions Precedent to Initial ECA Increase Effective Date. Section 4.1 of this First Amendment shall become effective on the date (such date, the “Initial ECA Increase Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
(a)Notice of Elected Commitment Amount Increase. The Administrative Agent shall have received a written notice from an Authorized Officer of the Borrower (which notice shall be irrevocable) at least three Business Days prior to the Initial ECA Increase Effective Date, specifying (a) that the Borrower desires for the Initial ECA Increase Effective Date to occur pursuant to the terms of this First Amendment and (b) the Aggregate Elected Commitment Amount to become effective on the Initial ECA Increase Effective Date, which amount shall be equal to either $600,000,000, $650,000,000 or $700,000,000 (as selected by the Borrower in its sole discretion) (such notice, the “Initial ECA Increase Notice”).
(b)No Event of Default. No Event of Default shall have occurred and be continuing as of the Initial ECA Increase Effective Date.
The Administrative Agent is hereby authorized and directed to declare Section 4.1 of this First Amendment to be effective (and the Initial ECA Increase Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4.2 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. Notwithstanding anything to the contrary contained herein, if the Initial ECA Increase Effective Date does not occur on or prior to 5:00 p.m. (Houston time) on December 1, 2021, then none of the conditions contained in this Section 4.2 shall be deemed to be satisfied, and the Initial ECA Increase Effective Date shall not occur (and for the avoidance of doubt, Section 4.1 of this First Amendment shall be of no force or effect).
4.3Assignment and Reallocation of Commitments and Loans. Effective as of the Initial ECA Increase Effective Date, each Lender has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby reallocate its respective Maximum Credit Amount, Commitment, Loans and L/C Participations (the “Assignment and Reallocation”). On the Initial ECA Increase Effective Date, and after giving effect to the Assignment and Reallocation, the Maximum Credit Amount and Commitment of each Lender shall be as set forth on Amended Schedule 1.1(a) (as defined below), which Amended Schedule 1.1(a) amends and restates Schedule 1.1(a) to the Credit Agreement in its entirety. Each of the Administrative Agent, each Lender, each Letter of Credit Issuer and the Borrower hereby consents and agrees to the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Lender shall be deemed to have sold and assigned its Maximum Credit Amount, Commitment, Loans and L/C Participations, and each Lender shall be deemed to have acquired its Maximum Credit Amount, Commitment, Loans and L/C Participations allocated to it from each other Lender pursuant to the terms and conditions of the Assignment and Acceptance attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), including Annex 1 to the Assignment Agreement (the “Standard Terms and Conditions”) and the Credit Agreement, as if each Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Lender shall be an “Assignee”, (ii) each Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Initial ECA Increase Effective Date as defined herein. Such Assignment and Reallocation shall be without recourse to each Lender and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. On the Initial ECA Increase Effective Date, (i) the Administrative Agent shall take the actions specified in Section 13.6(c)(v), including recording the Assignment and Reallocation described herein in the Register, and (ii) the

Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 13.6(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Assignment and Reallocation pursuant to this Section 4.3 as if set forth herein in full. As used herein, “Amended Schedule 1.1(a)” means (a) if the Initial ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $600,000,000, Exhibit A to this First Amendment; (b) if the Initial ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $650,000,000, Exhibit B to this First Amendment; or (c) if the Initial ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $700,000,000, Exhibit C to this First Amendment.
Section 5.Additional Increase of Elected Commitments.
5.1Additional Increase. In the event that the Aggregate Elected Commitment Amount on the Initial ECA Increase Effective Date is either $600,000,000 or $650,000,000, and subject to the conditions precedent contained in Section 5.2, each of the Lenders hereby agrees to further increase its Elected Commitment Amount on the Additional ECA Increase Effective Date (as defined below) as follows: (a) if the Additional ECA Increase Notice (as defined below) specifies an Aggregate Elected Commitment Amount equal to $650,000,000, each Lender’s Elected Commitment Amount on the Additional ECA Increase Effective Date shall be the Elected Commitment Amount specified for such Lender on Exhibit B to this First Amendment; or (b) if the Additional ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $700,000,000, each Lender’s Elected Commitment Amount on the Additional ECA Increase Effective Date shall be the Elected Commitment Amount specified for such Lender on Exhibit C to this First Amendment. This First Amendment shall constitute an Incremental Agreement with respect to the increase of the Elected Commitment Amounts set forth in this Section 5.1.
5.2Conditions Precedent to Additional ECA Increase Effective Date. Section 5.1 of this First Amendment shall become effective on the date (such date, the “Additional ECA Increase Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
(a)Notice of Elected Commitment Amount Increase. The Administrative Agent shall have received a written notice from an Authorized Officer of the Borrower (which notice shall be irrevocable) at least three Business Days prior to the Additional ECA Increase Effective Date, specifying (a) that the Borrower desires for the Additional ECA Increase Effective Date to occur pursuant to the terms of this First Amendment and (b) the Aggregate Elected Commitment Amount to become effective on the Additional ECA Increase Effective Date, which amount shall be equal to either $650,000,000 or $700,000,000 (as selected by the Borrower in its sole discretion) (such notice, the “Additional ECA Increase Notice”).
(b)No Event of Default. No Event of Default shall have occurred and be continuing as of the Additional ECA Increase Effective Date.
The Administrative Agent is hereby authorized and directed to declare Section 5.1 of this First Amendment to be effective (and the Additional ECA Increase Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5.2 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. Notwithstanding anything to the contrary contained herein, if the Additional ECA Increase Effective Date does not occur on or prior to 5:00 p.m. (Houston time) on December 1, 2021, then none of the conditions contained in this Section 5.2 shall be deemed to be satisfied, and the

Additional ECA Increase Effective Date shall not occur (and for the avoidance of doubt, Section 5.1 of this First Amendment shall be of no force or effect).
5.3Additional Assignment and Reallocation of Commitments and Loans. Effective as of the Additional ECA Increase Effective Date, each Lender has, in consultation with the Borrower, agreed to, and, for an agreed consideration, does hereby reallocate its respective Maximum Credit Amount, Commitment, Loans and L/C Participations (the “Additional Assignment and Reallocation”). On the Additional ECA Increase Effective Date, and after giving effect to the Additional Assignment and Reallocation, the Maximum Credit Amount and Commitment of each Lender shall be as set forth on Additional Amended Schedule 1.1(a) (as defined below), which Additional Amended Schedule 1.1(a) amends and restates Schedule 1.1(a) to the Credit Agreement in its entirety. Each of the Administrative Agent, each Lender, each Letter of Credit Issuer and the Borrower hereby consents and agrees to the Additional Assignment and Reallocation. With respect to the Additional Assignment and Reallocation, each Lender shall be deemed to have sold and assigned its Maximum Credit Amount, Commitment, Loans and L/C Participations, and each Lender shall be deemed to have acquired its Maximum Credit Amount, Commitment, Loans and L/C Participations allocated to it from each other Lender pursuant to the terms and conditions of the Assignment Agreement, including the Standard Terms and Conditions and the Credit Agreement, as if each Lender had executed such Assignment Agreement with respect to the Additional Assignment and Reallocation, pursuant to which (i) each Lender shall be an “Assignee”, (ii) each Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Additional ECA Increase Effective Date as defined herein. Such Additional Assignment and Reallocation shall be without recourse to each Lender and, except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. On the Additional ECA Increase Effective Date, (i) the Administrative Agent shall take the actions specified in Section 13.6(c)(v), including recording the Additional Assignment and Reallocation described herein in the Register, and (ii) the Additional Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding Section 13.6(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Additional Assignment and Reallocation. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Additional Assignment and Reallocation pursuant to this Section 5.3 as if set forth herein in full. As used herein, “Additional Amended Schedule 1.1(a)” means (a) if the Additional ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $650,000,000, Exhibit B to this First Amendment; or (b) if the Additional ECA Increase Notice specifies an Aggregate Elected Commitment Amount equal to $700,000,000, Exhibit C to this First Amendment.
Section 6.Amendments to Credit Agreement Amendments to Credit Agreement on First Amendment Effective Date. Subject to the conditions precedent contained in Section 7 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 6.
6.1Amendments to Section 1.02.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Letter of Credit” shall have the meaning provided in Section 3.1 and shall include the Existing Letters of Credit and the Contango Existing Letters of Credit.
“Letter of Credit Issuer” shall mean (a) Wells Fargo Bank, National Association, (b) JPMorgan Chase Bank, N.A., (c) any of their Affiliates or any replacement or successor appointed pursuant to Section 3.6, (d) solely with respect to the RBC Contango Letter of Credit, Royal Bank of Canada in its capacity as the issuer of the RBC Contango Letter of Credit and (e) if requested by the Borrower (subject to the consent of the Administrative Agent, which consent shall not be unreasonably withheld, delayed or conditioned) any other Person who is at the time of such request a Lender that agrees to act as Letter of Credit Issuer (it being understood that if any such Person ceases to be a Lender hereunder, such Person will remain a Letter of Credit Issuer with respect to any Letters of Credit issued by such Person that remained outstanding as of the date such Person ceased to be a Lender). Each Letter of Credit Issuer may, in its discretion, arrange for such Letter of Credit to be issued by any Lender or any Affiliate thereof that agrees to act as Letter of Credit Issuer, and in each such case the term “Letter of Credit Issuer” shall include any such Lender or Affiliate with respect to Letters of Credit issued by such Lender or Affiliate. References herein and in the other Credit Documents to the Letter of Credit Issuer shall be deemed to refer to the Letter of Credit Issuer in respect of the applicable Letter of Credit or to all Letter of Credit Issuers, as the context requires.
(b)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Contango Existing Letters of Credit” shall mean (i) the RBC Contango Letter of Credit existing on the First Amendment Effective Date, (ii) that certain Irrevocable Standby Letter of Credit No. IS000034149U issued by Wells Fargo Bank, National Association to Mid-Con Energy Properties, LLC for the benefit of American Contractors Indemnity Company and/or U.S. Specialty Insurance Company, Tokio Marine HCC Surety, in an aggregate face amount equal to $1,000,000.00, existing on the First Amendment Effective Date and (iii) any amendments, extensions and renewals of the foregoing.
“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.
“RBC Contango Letter of Credit” shall mean that certain Irrevocable Standby Letter of Credit No. 1185/S25311 issued by Royal Bank of Canada, as Letter of Credit Issuer, for the benefit of Apache Corporation, in an aggregate face amount equal to $1,800,000.00.
(c)The definition of “Initial Borrowing Base” is hereby deleted in its entirety.
6.2Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)    First Amendment Borrowing Base. For the period from and including the First Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to the difference of (i) $1,300,000,000 minus (ii) the amount of any adjustment to the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions that occurred during the period from and after September 24, 2021 through and including the First Amendment Effective Date. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. For the avoidance of doubt and notwithstanding anything to the contrary set forth in the Credit Agreement, (i) the redetermination of the Borrowing Base on the First Amendment Effective Date pursuant to this Section 2.14(a) shall constitute the November 2021 Redetermination, (ii) this First Amendment shall constitute the New Borrowing Base Notice for the November 2021 Redetermination and (iii) the

First Amendment Effective Date shall constitute the Scheduled Redetermination Date for the November 2021 Redetermination.
6.3Amendment to Section 3.3(a). Section 3.3(a) is hereby amended by replacing the parenthetical phrase “(and on the Closing Date, with respect to the Existing Letters of Credit)” with the parenthetical phrase “(and (x) on the Closing Date, with respect to the Existing Letters of Credit and (y) on the First Amendment Effective Date, with respect to the Contango Existing Letters of Credit)”.
6.4Amendment to Article III. Article III is hereby amended by adding a new Section 3.13 to read as follows:
Section 3.13    Contango Existing Letters of Credit. Subject to the terms and conditions hereof, on the First Amendment Effective Date, the Contango Existing Letters of Credit shall, without any further action by the Borrower, be deemed to have been issued by the applicable Letter of Credit Issuer pursuant to, and shall constitute a Letter of Credit for all purposes under, this Agreement, in each case without payment of any fees otherwise due upon the issuance of a Letter of Credit, and each Contango Existing Letter of Credit shall be subject to and governed by the terms and conditions hereof.
6.5Amendment to Section 7.3(b). Section 7.3(b) is hereby amended by replacing the parenthetical phrase “(other than the Existing Letters of Credit)” with the parenthetical phrase “(other than the Existing Letters of Credit and the Contango Existing Letters of Credit)”.
6.6Amendment to Section 9.14(a). The last sentence of Section 9.14(a) is hereby deleted in its entirety.
Section 7.Conditions Precedent to First Amendment Effective Date. Section 6 of this First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
7.1Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
7.2Contango Transaction Closing. The Contango Acquisition shall have been (or contemporaneously with the First Amendment Effective Date shall be) consummated in accordance with the terms of the Contango Transaction Agreement. The Administrative Agent shall have received an officer’s certificate from the Borrower, certifying that (i) the Contango Acquisition has been consummated in accordance with applicable law and the terms described in the Contango Transaction Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such), and in connection therewith, either (x) the Borrower (or one or more of the other Credit Parties) has acquired all of the Contango Properties evaluated in the Contango Reserve Reports or (y) the PV-9 of the Contango Properties evaluated in the Contango Reserve Reports not acquired is not in excess of 5% of the total Borrowing Base value attributable to the Contango Properties evaluated in the Contango Reserve Report (and setting forth such Contango Properties not acquired on a schedule to such certificate), (ii) all of the Stock and Stock Equivalents of L Merger Sub have been contributed to the Borrower, and as a result thereof, each of the Contango Credit Parties constitutes a wholly owned direct or indirect Subsidiary of the Borrower and (iii) attached thereto is a true and complete executed copy of the Contango Transaction Agreement.

7.3Secretary’s Certificate. The Administrative Agent shall have received a certificate of an Authorized Officer of each Contango Credit Party, attaching (a) a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or managers of such Contango Credit Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of the Credit Documents (and any agreements relating thereto) to which it is a party, (b) true and complete copies of each of the organizational documents of such Contango Credit Party, (c) certifications as to the incumbency and specimen signature of each officer of such Contango Credit Party executing any Credit Document and (d) certificates of the appropriate State agencies (or other customary evidence) with respect to the existence, qualification and good standing (as applicable in each such jurisdiction) of such Contango Credit Party in each jurisdiction where such Contango Credit Party is organized.
7.4Joinder Documentation. The Administrative Agent shall have received (a) from each Contango Credit Party counterparts of (i) an Assumption Agreement (as such term is defined in the Guarantee), (ii) a supplement to the Security Agreement, substantially in the form of Exhibit 1 to the Security Agreement, (iii) a supplement to the Pledge Agreement, substantially in the form of Annex A to the Pledge Agreement and (iv) an Intercompany Note Joinder, substantially in the form of Annex I to the Intercompany Note, in each case signed on behalf of such Contango Credit Party and (b) from the Borrower counterparts of a supplement to the Pledge Agreement, substantially in the form of Annex A to the Pledge Agreement, signed on behalf of the Borrower.
7.5Legal Opinions. The Administrative Agent shall have received the executed legal opinions of Kirkland & Ellis LLP, counsel to the Contango Credit Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.
7.6Payoff of Contango Credit Facility. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that all outstanding indebtedness (other than with respect to contingent obligations not then due and payable) of Contango and its subsidiaries under that certain Credit Agreement, dated as of September 17, 2019, by and among Contango, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, shall have been, or substantially concurrently with the First Amendment Effective Date, will be, repaid in full, all commitments in respect thereof have been terminated, and all security and guarantees in respect thereof discharged and released.
7.7Releases. The Administrative Agent shall have received (a) evidence reasonably satisfactory to it that all Liens on the Contango Properties (provided that Permitted Liens may exist) have been released or terminated, subject only to the filing of applicable terminations, releases or assignments and (b) duly executed recordable releases and terminations reasonably acceptable to the Administrative Agent with respect thereto.
7.8KYC. The Administrative Agent and Lenders shall have received, and be reasonably satisfied in form and substance with all documentation and other information about the Contango Credit Parties as shall have been reasonably requested in writing by the Administrative Agent and Lenders at least five days prior to the First Amendment Effective Date in respect of applicable “know your customer” rules and anti-money laundering laws and regulations, including, without limitation, the Patriot Act.
7.9No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare Section 6 of this First Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 7 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 7, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender. Notwithstanding anything to the contrary contained herein, if the First Amendment Effective Date does not occur prior to December 1, 2021, then none of the conditions contained in this Section 7 shall be deemed to be satisfied, and the First Amendment Effective Date shall not occur (and for the avoidance of doubt, Section 6 of this First Amendment shall be of no force or effect).
Section 8.Post-First Amendment Effective Date Covenants
8.1Mortgages. Within 15 days (or such longer period as the Administrative Agent may agree) of the First Amendment Effective Date, the Administrative Agent shall have received duly executed and notarized Mortgages or supplements to existing Mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary to satisfy the Collateral Coverage Minimum (based upon the PV-9 of the total Proved Reserves evaluated in the First Amendment Reserve Reports (on a combined basis)). In connection therewith, the Administrative Agent shall have received the executed legal opinions of local counsel to the Contango Credit Parties in the States of Louisiana, Montana and Oklahoma, in each case in form and substance reasonably satisfactory to the Administrative Agent.
8.2Title. Within 15 days (or such longer period as the Administrative Agent may agree) of the First Amendment Effective Date, the Administrative Agent shall have received title information reasonably satisfactory to the Administrative Agent setting forth the status of title to at least 85% of the PV-9 of the total Proved Reserves evaluated in the First Amendment Reserve Reports (on a combined basis).
8.3Certain Collateral. Within 15 days (or such longer period as the Administrative Agent may agree) of the First Amendment Effective Date, the Collateral Agent shall have received all certificates, if any, representing such securities pledged under the Pledge Agreement in connection with the acquisition of the Contango Credit Parties, accompanied by instruments of transfer and/or undated powers endorsed in blank.
Section 9.Miscellaneous.
9.1Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the First Amendment Effective Date.
9.2Ratification and Affirmation; Representations and Warranties.  The Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Default or Event of Default has occurred and is continuing.

9.3Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
9.4No Oral Agreement.  This First Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
9.5GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
9.6Payment of Expenses.  In accordance with and to the extent required by Section 13.5, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent.
9.7Severability.  Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
9.8Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
9.9Credit Document. This First Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed.

BORROWER:	INDEPENDENCE ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Chief Financial Officer
GUARANTORS:

INDEPENDENCE ENERGY HOLDING LLC INDEPENDENCE MINERALS HOLDINGS LLC IE BUFFALO MINERALS LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

COLT ADMIRAL A HOLDING L.P. TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

PALO VERDE HOLDINGS GP LLC INDEPENDENCE UPSTREAM HOLDINGS GP LLC COLT ADMIRAL A HOLDING GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VENADO EF C-I HOLDINGS L.P. By: Venado EF Holdings GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

PALO VERDE C-I HOLDINGS L.P. By: Palo Verde Holdings GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

BRIDGE ENERGY LLC BRIDGE ENERGY HOLDINGS LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

VENADO OIL & GAS, LLC SPRINGFIELD GS HOLDINGS LLC VENADO EFA GP LLC VOG PALO VERDE GP LLC VENADO MARKETING, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VENADO EFA HOLDINGS LLC VENADO PARTNERS, LLC VENADO OG, LLC By: Venado Oil & Gas, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VENADO EF L.P. By: Venado EF GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

PALO VERDE AGGREGATOR L.P. By: Venado EFA GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

VOG PALO VERDE LP By: VOG Palo Verde GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VENADO EF GP LLC By: Venado EF Aggregator L.P.

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VENADO EF AGGREGATOR L.P. By: Venado EFA GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

TE NEWARK AGENT CORP.

By:	/s/ Jason Carss
Name: Jason Carss
Title: Assistant Secretary

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

EIGF TE GP RESOURCE INVESTORS GP LLC
RENEE HOLDING GP LLC
EIGF MINERALS GP LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
EIGF TE RESOURCE HOLDINGS GP I LLC
EIGF TE GP RESOURCE HOLDINGS GP I LLC
TE RENEE AGENT CORP.
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
KNR RENEE AGENT CORP
KNR RESOURCE INVESTORS GP LLC
KNR RESOURCE HOLDINGS GP I LLC
EIGF TE GP NEWARK ACQUISITION GP I LLC
NEWARK C-I HOLDING GP I LLC
NEWARK ACQUISITION GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK HOLDING AGENT CORP.

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Chief Executive Officer
Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

EIGF TE GP RESOURCE INVESTORS L.P. By: EIGF TE GP Resource Investors GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President
EIGF TE GP NEWARK INVESTORS L.P. By: EIGF TE GP Resource Investors GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK C-I HOLDING L.P. By: Newark C-I Holding GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF MINERALS L.P. By: EIGF Minerals GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, LP By: Independence Minerals GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

VINE ROYALTY L.P. By: Vine Royalty GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF TE RESOURCE HOLDINGS I L.P. By: EIGF TE Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF TE GP RESOURCE HOLDINGS I L.P. By: EIGF TE GP Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE INVESTORS L.P. By: KNR Resource Investors GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS I L.P. By: KNR Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF TE NEWARK HOLDINGS I L.P. By: EIGF TE Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF TE GP NEWARK ACQUISITION I L.P. By: EIGF TE GP Newark Acquisition GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC

By:	/s/ Stephen Jordan
Name: Stephen Jordan
Title: Vice President

INDEPENDENCE UPSTREAM GP LLC

By:	/s/ Stephen Jordan
Name: Stephen Jordan
Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Jay Buckman Name: Jay Buckman Title: Director

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Michael Kamauf Name: Michael Kamauf Title: Authorized Officer

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Kimberly Miller Name: Kimberly Miller Title: Director

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ George E. McKean Name: George E. McKean Title: Senior Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Authorized Signatory

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	TRUIST BANK, as a Lender By: /s/ James Giordano Name: James Giordano Title: Managing Director

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Rikin Pandya Name: Rikin Pandya Title: Vice President

Signature Page to Independence Energy Finance LLC First Amendment to Credit Agreement